UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2022

COMPOSECURE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39687	85-2749902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 Pierce Street, Somerset, New Jersey	08873
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 518-0500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock, par value $0.0001 per share	CMPO	Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock	CMPOW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

CompoSecure, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on June 24, 2022. At the Annual Meeting, the following matters were submitted to a vote of stockholders:

1.	The election of two (2) Class I directors to serve until the Company’s 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their successors shall have been duly elected and qualified; and

2.	The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

At the close of business on April 25, 2022, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 14,997,107 shares of the Company’s Class A Common Stock outstanding and entitled to vote at the Annual Meeting, and there were 61,086,800 shares of the Company’s Class B Common Stock outstanding and entitled to vote at the Annual Meeting. Under the Company’s Second Amended and Restated Certificate of Incorporation, the holders of the Company’s Class A Common Stock and Class B Common Stock (collectively, “Common Stock”) at all times vote together as one class on all matters submitted to a vote of the stockholders. The holders of an aggregate of 62,928,224 shares of Class A Common Stock and Class B Common Stock were represented virtually or represented by proxy, constituting a quorum.

At the Annual Meeting, (i) the two Class I directors were elected and (ii) the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified.

Proposal No. 1 — Election of the Class I Directors

The vote with respect to the election of each of the directors was as follows:

Nominees	For	Withheld	Broker Non-Votes
Jonathan C. Wilk	61,887,505	11,581	1,029,138
Jane J. Thompson	61,887,816	11,270	1,029,138

Proposal No. 2 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The vote with respect to the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was as follows:

For	Against	Abstain
62,917,683	10,531	10

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 24, 2022	CompoSecure, Inc.

	By:	/s/ Timothy Fitzsimmons
		Name:	Timothy Fitzsimmons
		Title:	Chief Financial Officer